EXHIBIT 99.2

                 Computational Materials and/or ABS Term Sheet


====================================================================================================================================
                                                         Structure
====================================================================================================================================
    Offered
 Certificates     Size ($) (+/- 10%)     Pass-Through Rate (%)                 Class Type                       Ratings(1) (TBD/TBD)
      A-1            235,200,000             1mL + 0.650                      Variable Rate**                          [AAA/AAA]
      A-2            235,200,000             4.850 - 1mL         Inverse Floater/Variable Rate/Notional ***            [AAA/AAA]
      A-3            21,000,000                 5.500                            Fixed Rate                            [AAA/AAA]
      A-4            100,000,000             1mL + 0.250                      Variable Rate**                          [AAA/AAA]
      A-5            100,000,000             5.250 - 1mL         Inverse Floater/Variable Rate/Notional ***            [AAA/AAA]
      A-6            40,000,000                 5.500                        NAS/Fixed Rate****                        [AAA/AAA]
      A-R                100                    5.500                       Residual/Fixed Rate                        [AAA/AAA]
      PO*
      M*
     B-1*
     B-2*
     B-3*
     B-4*
     B-5*
====================================================================================================================================

(1) The Offered Certificates will be rated "AAA" by at least two of the following three rating agencies: Moody's, S&P, Fitch.
* These certificates are not offered pursuant to this term sheet.
** These certificates will benefit from interest cap payments pursuant to a yield maintenance agreement. The minimum possible rate is 0.65% for the Class A-1 Certificates and 0.25% for the Class A-4 Certificates.
*** For the Class A-2 inverse floating rate certificates, the maximum possible rate is 4.85% and the minimum possible rate is 0.00%. For the Class A-5 inverse floating rate certificates, the maximum possible rate is 5.25% and the minimum possible rate is 0.00%.
****The Class A-6 Certificates are locked out of principal for the first 5 years. Thereafter, such class is entitled to the amounts as described below:
      o sixth year, 30% of their pro rata share;
      o seventh year, 40% of their pro rata share;
      o eighth year, 60% of their pro rata share;
      o ninth year, 80% of their pro rata share;
      o tenth year and after, 100% of their pro rata share.

--------------------------------------------------------------------------------
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

==================================================================================================================================
                                                Citigroup Global Markets Inc.
==================================================================================================================================
Name:                                          Telephone:                           E-Mail:
----------------------------------------------------------------------------------------------------------------------------------
James De Mare                                  (212) 723-6217                       james.p.demare@citigroup.com
Managing Director, Trading

Bill Anast                                     (212) 723-6313                       william.anast@citigroup.com
Vice President, Trading

Chetan Vohra                                   (212) 723-6313                       chetan.vohra@citigroup.com
Associate, Trading
Pete Steinmetz                                 (212) 723-6391                       peter.d.steinmetz@citigroup.com
Director, Mortgage Finance
Pavithra Jayaraman                             (212) 723-6386                       pavithra.jayaramen@citigroup.com
Associate, Mortgage Finance

Jon Riber                                      (212) 723-9937                       jonathan.riber@citigroup.com
Associate, Mortgage Finance

Mitch Garrett                                  (212) 723-6392                       mitchell.garrett@citigroup.com
Analyst, Mortgage Finance

==================================================================================================================================


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                                                                             3
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

====================================================================================================================================
                                                         Transaction Overview
====================================================================================================================================
The Offered Certificates:         Approximately $400,000,000 fixed and variable rate certificates backed by one- to four-family residential, first lien, fixed-rate mortgage loans.

Cut-Off Date:                     August 1, 2005

Depositor:                        CWALT, Inc.

Master Servicer:                  Countrywide Home Loans Servicing LP

Lead Underwriter:                 Citigroup Global Markets Inc.

The Mortgage Pool:                The mortgage pool is comprised of fixed rate, conforming balance, interest-only mortgage loans with an aggregate principal balance of approximately $[420,000,000], secured by first liens on one- to four-family residential properties.

Closing Date:                     On or about August 30, 2005

Distribution Date:                Beginning on September 26, 2005 and thereafter on the 25th of each month or, if the 25th is not a business day, on the next business day.

Structure:                        Senior/Subordinate, shifting interest

Credit Enhancement:               Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure with the Subordinate Certificates providing credit enhancement for the Senior
                                  Certificates.


Subordination:                                 Class                     Ratings (TBD/TBD)**         Credit Enhancement Levels*
                                               -----                     -------------------         --------------------------
                                         Offered Certificates                   [AAA/AAA]                       [5.00]%


                                       *Credit enhancement levels are preliminary and are subject to change.

                                       ** The offered certificates will be rated "AAA" by at least two of the following three rating agencies: Moody's, S&P, Fitch.

====================================================================================================================================


--------------------------------------------------------------------------------
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                                                                             4
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

====================================================================================================================================
                                                     Transaction Overview
====================================================================================================================================
Payment Priority:                 The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                                  Available Funds:
                                  1.  Distribution of interest to the senior certificates entitled to interest;
                                  2.  Distribution of principal to the Class PO Certificates;
                                  3.  Distribution of principal to the Class A-R Certificates;
                                  4.  Distribution of up to $100 in principal to the Class A-1 Certificates;
                                  5.  Distribution of the NAS amount to the Class A-6 Certificates;
                                  6.  Distribution of up to $1,600,000 in principal to the Class A-4 Certificates;

                                  7.  Distribution of principal to the Class A-1 Certificates until the certificate principal balance is reduced to zero;

                                  8.  Distribution of principal to the Class A-4 until the certificate principal balance is are reduced to zero;

                                  9.  Distribution of principal to the Class A-3 Certificates until the certificate principal balance is reduced to zero;

                                  10. Distribution of principal to the Class A-6 Certificates until the certificate principal balance is reduced to zero;

                                  11. Distribution of interest and principal to the Subordinate Certificates, beginning with the
                                      Class M Certificates.

Allocation of Losses:             Realized Losses on the mortgage loans will be allocated, first, to the Class B Certificates in order of their reverse numerical class designations until the certificate principal balance of each Class B Certificate has been reduced to zero and then, to the Class M Certificates until the certificate principal balance of the Class M Certificates has been reduced to zero.
                                  Thereafter Realized Losses on the mortgage loans will be allocated proportionately among the senior certificates.

Yield Maintenance Agreement:      The holders of the Class A-1 Certificates will benefit from a series of interest rate cap payments from [TDB] pursuant to a yield maintenance agreement. The yield maintenance agreement is intended to mitigate the interest rate risk that could result from the difference between (a)
                                  One-Month LIBOR and (b) 4.85%, subject to a maximum rate of 9.5%.

                                  The holders of the Class A-4 Certificates will benefit from a series of interest rate cap payments from Bear Stearns Financial Products Inc. pursuant to a yield maintenance agreement.
                                  The yield maintenance agreement is intended to mitigate the interest rate risk that could result from the difference between (a) One-Month LIBOR and (b) 5.25%, subject to a maximum rate of
                                  7.5%.
====================================================================================================================================



--------------------------------------------------------------------------------
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

====================================================================================================================================
                                                       Transaction Overview
====================================================================================================================================
Shifting Interest:                The senior certificates will be entitled to receive 100% of the prepayments on the mortgage loans up to and including the Distribution Date in July 2010. After such time and provided that
                                  (i) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current principal amount of the Class M and Class B
                                  Certificates does not exceed 50% and (ii) cumulative realized losses for the mortgage loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date, the Class M and Class B Certificates will receive increasing portions of unscheduled principal prepayments from the mortgage loans.
                                  The prepayment percentages on the Subordinate Certificates are as follows:

                                               August 2010 - July 2011               30% of their pro rata share
                                               August 2011 - July 2012               40% of their pro rata share
                                               August 2012 - July 2013               60% of their pro rata share
                                               August 2013 - July 2014               80% of their pro rata share
                                               August 2014 - and after               100% of their pro rata share

Call Provision:                   The master servicer may purchase all of the remaining assets of the trust fund after the aggregate stated principal balance of the mortgage loans and real estate owned by the trust fund is less than or equal to 10% of the sum of the aggregate stated principal balance of the closing date mortgage loans as of the initial cut-off date.

P&I Advances:                     The Master Servicer is required to advance delinquent payments of principal and interest on the mortgage loans to the extent such amounts are deemed recoverable. The Master Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:            The Master Servicer will be obligated to pay an amount equal to the lesser of (i) the aggregate
                                  Prepayment Interest Shortfall and (ii) the product of (a) 1/12th of 0.125% and (b) the aggregate
                                  Scheduled Principal Balance of the mortgage loans for such Distribution Date.

Underwriting Standards:           The Mortgage Loans were underwritten to the guidelines of Countrywide Home Loans, Inc. as more fully described in the prospectus supplement.

Legal Structure:                  Designated portions of the trust will be established as one or more REMICs for federal income tax purposes.

SMMEA                             Considerations: The Class A Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (SMMEA).
====================================================================================================================================



--------------------------------------------------------------------------------
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                                                                             6
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

====================================================================================================================================
                                                       Transaction Overview
====================================================================================================================================
ERISA Considerations:             The Class A Certificates are expected to be ERISA eligible as of the Closing Date. The Class A-R
                                  Certificates are NOT expected to be ERISA eligible. Prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an
                                  ERISA Plan's acquisition and ownership of the certificates.

Form of Registration:             The Class A Certificates will be issued in book-entry form through DTC. The Class A-R
                                  Certificates will be issued in fully registered, certificated form.

====================================================================================================================================



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                                                                             7

-------------------------------------------------------------------------------
                             Collateral Statistics
-------------------------------------------------------------------------------
                                  Summary Statistics          Tolerances
                                  ------------------          ----------
WA Gross Coupon                         6.05%                  +/- .10%
Servicing Fee                           0.25%
WA Loan to Value                         74%                    +/- 5%
Average Current Loan Balance:          $210,000              +/- $10,000
Non-Owner Occupied                        4%                   +/- 10%
Single Family                            89%                   +/- 10%
Cash-out Refis                           34%                   +/- 10%
California                               17%                   +/- 10%
WA FICO                                  722                   +/- 10%
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
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                                                                             8
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

CWALT05-42CB_FIN - Price/Yield - M

Balance                   $8,820,000.00          Delay                   24                     WAC(1)                 5.963
Coupon                    5.5                    Dated                   8/1/2005               NET(1)                 5.702
Settle                    8/30/2005              First Payment           9/25/2005

Price                     5 CPR                  10 CPR                  15 CPR                 20 CPR                 25 CPR
                                  Yield                  Yield                   Yield                  Yield                  Yield
           97-24                   5.75                   5.77                    5.79                   5.81                   5.82
           97-28                   5.74                   5.76                    5.78                   5.79                   5.81
           98-00                   5.72                   5.74                    5.76                   5.78                   5.79
           98-04                   5.71                   5.73                    5.75                   5.76                   5.77
           98-08                   5.70                   5.72                    5.73                   5.74                   5.75
           98-12                   5.69                   5.70                    5.72                   5.73                   5.74
           98-16                   5.67                   5.69                    5.70                   5.71                   5.72
           98-20                   5.66                   5.67                    5.69                   5.69                   5.70
           98-24                   5.65                   5.66                    5.67                   5.68                   5.68
           98-28                   5.64                   5.65                    5.65                   5.66                   5.67
           99-00                   5.62                   5.63                    5.64                   5.65                   5.65
           99-04                   5.61                   5.62                    5.62                   5.63                   5.63
           99-08                   5.60                   5.61                    5.61                   5.61                   5.62
           99-12                   5.59                   5.59                    5.59                   5.60                   5.60
           99-16                   5.58                   5.58                    5.58                   5.58                   5.58
           99-20                   5.56                   5.56                    5.56                   5.56                   5.56
           99-24                   5.55                   5.55                    5.55                   5.55                   5.55

             WAL                  16.96                  13.98                   12.10                  10.85                   9.97
        Mod Durn                 10.284                  9.098                   8.293                  7.719                  7.291
   Mod Convexity                  1.555                  1.192                   0.966                  0.817                  0.715
Principal Window          Sep10 - Aug35          Sep10 - Aug35           Sep10 - Aug35          Sep10 - Aug35          Sep10 - Aug35


Balance                   WAM(1)                           359
Coupon                    WALA(1)                            1
Settle

Price                     30 CPR                 35 CPR                  40 CPR                 45 CPR                 50 CPR
                                  Yield                  Yield                   Yield                  Yield                  Yield
           97-24                   5.84                   5.85                    5.87                   5.91                   5.95
           97-28                   5.82                   5.83                    5.85                   5.88                   5.93
           98-00                   5.80                   5.81                    5.83                   5.86                   5.90
           98-04                   5.78                   5.79                    5.81                   5.84                   5.87
           98-08                   5.76                   5.77                    5.79                   5.82                   5.85
           98-12                   5.75                   5.75                    5.77                   5.79                   5.82
           98-16                   5.73                   5.73                    5.75                   5.77                   5.80
           98-20                   5.71                   5.71                    5.73                   5.75                   5.77
           98-24                   5.69                   5.70                    5.71                   5.72                   5.74
           98-28                   5.67                   5.68                    5.69                   5.70                   5.72
           99-00                   5.65                   5.66                    5.67                   5.68                   5.69
           99-04                   5.64                   5.64                    5.65                   5.66                   5.67
           99-08                   5.62                   5.62                    5.63                   5.63                   5.64
           99-12                   5.60                   5.60                    5.61                   5.61                   5.62
           99-16                   5.58                   5.58                    5.58                   5.59                   5.59
           99-20                   5.56                   5.56                    5.56                   5.56                   5.57
           99-24                   5.55                   5.55                    5.54                   5.54                   5.54

             WAL                   9.32                   8.82                    7.91                   6.87                   5.93
        Mod Durn                  6.958                  6.690                   6.170                  5.515                  4.885
   Mod Convexity                  0.641                  0.585                   0.487                  0.384                  0.300
Principal Window          Sep10 - Aug35          Sep10 - Aug35           Sep10 - Aug35          Sep10 - Jul35          Feb10 - Jun35


            SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
                 Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564


CWALT05-42CB_FIN - Price/Yield - B1

Balance                   $3,360,000.00          Delay                   24                     WAC(1)                 5.963
Coupon                    5.5                    Dated                   8/1/2005               NET(1)                 5.702
Settle                    8/30/2005              First Payment           9/25/2005

Price                     5 CPR                  10 CPR                  15 CPR                 20 CPR                 25 CPR
                                  Yield                  Yield                   Yield                  Yield                  Yield
           96-00                   5.92                   5.97                    6.01                   6.04                   6.07
           96-04                   5.91                   5.96                    6.00                   6.03                   6.05
           96-08                   5.90                   5.94                    5.98                   6.01                   6.04
           96-12                   5.89                   5.93                    5.96                   5.99                   6.02
           96-16                   5.87                   5.91                    5.95                   5.98                   6.00
           96-20                   5.86                   5.90                    5.93                   5.96                   5.98
           96-24                   5.85                   5.89                    5.92                   5.94                   5.97
           96-28                   5.84                   5.87                    5.90                   5.93                   5.95
           97-00                   5.82                   5.86                    5.89                   5.91                   5.93
           97-04                   5.81                   5.84                    5.87                   5.89                   5.91
           97-08                   5.80                   5.83                    5.85                   5.88                   5.89
           97-12                   5.79                   5.81                    5.84                   5.86                   5.88
           97-16                   5.77                   5.80                    5.82                   5.84                   5.86
           97-20                   5.76                   5.79                    5.81                   5.83                   5.84
           97-24                   5.75                   5.77                    5.79                   5.81                   5.82
           97-28                   5.74                   5.76                    5.78                   5.79                   5.81
           98-00                   5.72                   5.74                    5.76                   5.78                   5.79

             WAL                  16.96                  13.98                   12.10                  10.85                   9.97
        Mod Durn                 10.197                  9.026                   8.233                  7.668                  7.246
   Mod Convexity                  1.533                  1.176                   0.953                  0.808                  0.707
Principal Window          Sep10 - Aug35          Sep10 - Aug35           Sep10 - Aug35          Sep10 - Aug35          Sep10 - Aug35


Balance                   WAM(1)                           359
Coupon                    WALA(1)                            1
Settle

Price                     30 CPR                 35 CPR                  40 CPR                 45 CPR                 50 CPR
                                  Yield                  Yield                   Yield                  Yield                  Yield
           96-00                   6.10                   6.12                    6.16                   6.24                   6.32
           96-04                   6.08                   6.10                    6.14                   6.21                   6.30
           96-08                   6.06                   6.08                    6.12                   6.19                   6.27
           96-12                   6.04                   6.06                    6.10                   6.16                   6.24
           96-16                   6.02                   6.04                    6.08                   6.14                   6.22
           96-20                   6.00                   6.02                    6.06                   6.12                   6.19
           96-24                   5.98                   6.00                    6.04                   6.09                   6.16
           96-28                   5.97                   5.98                    6.02                   6.07                   6.14
           97-00                   5.95                   5.96                    6.00                   6.05                   6.11
           97-04                   5.93                   5.94                    5.98                   6.02                   6.08
           97-08                   5.91                   5.92                    5.95                   6.00                   6.06
           97-12                   5.89                   5.90                    5.93                   5.98                   6.03
           97-16                   5.87                   5.89                    5.91                   5.95                   6.00
           97-20                   5.85                   5.87                    5.89                   5.93                   5.98
           97-24                   5.84                   5.85                    5.87                   5.91                   5.95
           97-28                   5.82                   5.83                    5.85                   5.88                   5.93
           98-00                   5.80                   5.81                    5.83                   5.86                   5.90

             WAL                   9.32                   8.82                    7.91                   6.87                   5.93
        Mod Durn                  6.918                  6.653                   6.139                  5.489                  4.863
   Mod Convexity                  0.635                  0.580                   0.483                  0.381                  0.298
Principal Window          Sep10 - Aug35          Sep10 - Aug35           Sep10 - Aug35          Sep10 - Jul35          Feb10 - Jun35


            SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
                 Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564


CWALT05-42CB_FIN - Price/Yield - B2

Balance                   $2,100,000.00          Delay                   24                     WAC(1)                 5.963
Coupon                    5.5                    Dated                   8/1/2005               NET(1)                 5.702
Settle                    8/30/2005              First Payment           9/25/2005

Price                     5 CPR                  10 CPR                  15 CPR                 20 CPR                 25 CPR
                                  Yield                  Yield                   Yield                  Yield                  Yield
           89-04                   6.67                   6.81                    6.93                   7.03                   7.11
           89-08                   6.65                   6.79                    6.91                   7.01                   7.09
           89-12                   6.64                   6.78                    6.89                   6.99                   7.07
           89-16                   6.62                   6.76                    6.87                   6.97                   7.05
           89-20                   6.61                   6.74                    6.86                   6.95                   7.03
           89-24                   6.60                   6.73                    6.84                   6.93                   7.01
           89-28                   6.58                   6.71                    6.82                   6.91                   6.99
           90-00                   6.57                   6.70                    6.80                   6.90                   6.97
           90-04                   6.55                   6.68                    6.79                   6.88                   6.95
           90-08                   6.54                   6.67                    6.77                   6.86                   6.93
           90-12                   6.53                   6.65                    6.75                   6.84                   6.91
           90-16                   6.51                   6.63                    6.74                   6.82                   6.89
           90-20                   6.50                   6.62                    6.72                   6.80                   6.87
           90-24                   6.48                   6.60                    6.70                   6.78                   6.86
           90-28                   6.47                   6.59                    6.68                   6.77                   6.84
           91-00                   6.46                   6.57                    6.67                   6.75                   6.82
           91-04                   6.44                   6.56                    6.65                   6.73                   6.80

             WAL                  16.96                  13.98                   12.10                  10.85                   9.97
        Mod Durn                  9.843                  8.735                   7.989                  7.458                  7.062
   Mod Convexity                  1.445                  1.110                   0.904                  0.769                  0.676
Principal Window          Sep10 - Aug35          Sep10 - Aug35           Sep10 - Aug35          Sep10 - Aug35          Sep10 - Aug35


Balance                   WAM(1)                           359
Coupon                    WALA(1)                            1
Settle

Price                     30 CPR                 35 CPR                  40 CPR                 45 CPR                 50 CPR
                                  Yield                  Yield                   Yield                  Yield                  Yield
           89-04                   7.18                   7.25                    7.39                   7.60                   7.86
           89-08                   7.16                   7.22                    7.36                   7.57                   7.83
           89-12                   7.14                   7.20                    7.34                   7.55                   7.80
           89-16                   7.12                   7.18                    7.32                   7.52                   7.77
           89-20                   7.10                   7.16                    7.29                   7.50                   7.75
           89-24                   7.08                   7.14                    7.27                   7.47                   7.72
           89-28                   7.06                   7.12                    7.25                   7.44                   7.69
           90-00                   7.04                   7.10                    7.22                   7.42                   7.66
           90-04                   7.02                   7.07                    7.20                   7.39                   7.63
           90-08                   7.00                   7.05                    7.18                   7.37                   7.60
           90-12                   6.98                   7.03                    7.15                   7.34                   7.57
           90-16                   6.96                   7.01                    7.13                   7.32                   7.54
           90-20                   6.94                   6.99                    7.11                   7.29                   7.51
           90-24                   6.92                   6.97                    7.09                   7.27                   7.49
           90-28                   6.90                   6.95                    7.06                   7.24                   7.46
           91-00                   6.88                   6.93                    7.04                   7.22                   7.43
           91-04                   6.86                   6.91                    7.02                   7.19                   7.40

             WAL                   9.32                   8.82                    7.91                   6.87                   5.93
        Mod Durn                  6.752                  6.502                   6.012                  5.382                  4.770
   Mod Convexity                  0.609                  0.557                   0.466                  0.368                  0.288
Principal Window          Sep10 - Aug35          Sep10 - Aug35           Sep10 - Aug35          Sep10 - Jul35          Feb10 - May35


            SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
                 Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564


CWALT05-42CB_FIN - Price/Yield - M

Balance                   $8,820,000.00          Delay                   24                     WAC(1)                 5.963
Coupon                    5.5                    Dated                   8/1/2005               NET(1)                 5.702
Settle                    8/30/2005              First Payment           9/25/2005

Price                     0 PPC                  25 PPC                  50 PPC                 75 PPC                 100 PPC
                                  Yield                  Yield                   Yield                  Yield                  Yield
           97-24                   5.72                   5.75                    5.78                   5.80                   5.82
           97-28                   5.71                   5.74                    5.77                   5.79                   5.80
           98-00                   5.70                   5.73                    5.75                   5.77                   5.79
           98-04                   5.69                   5.72                    5.74                   5.75                   5.77
           98-08                   5.68                   5.70                    5.72                   5.74                   5.75
           98-12                   5.67                   5.69                    5.71                   5.72                   5.73
           98-16                   5.66                   5.68                    5.69                   5.71                   5.72
           98-20                   5.65                   5.66                    5.68                   5.69                   5.70
           98-24                   5.64                   5.65                    5.66                   5.68                   5.68
           98-28                   5.63                   5.64                    5.65                   5.66                   5.67
           99-00                   5.62                   5.63                    5.64                   5.64                   5.65
           99-04                   5.61                   5.61                    5.62                   5.63                   5.63
           99-08                   5.59                   5.60                    5.61                   5.61                   5.62
           99-12                   5.58                   5.59                    5.59                   5.60                   5.60
           99-16                   5.57                   5.58                    5.58                   5.58                   5.58
           99-20                   5.56                   5.56                    5.56                   5.56                   5.56
           99-24                   5.55                   5.55                    5.55                   5.55                   5.55

             WAL                  21.95                  16.24                   13.12                  11.29                  10.12
        Mod Durn                 12.121                 10.005                   8.740                  7.927                  7.367
   Mod Convexity                  2.167                  1.467                   1.089                  0.870                  0.733
Principal Window          Aug15 - Aug35          Sep10 - Aug35           Sep10 - Aug35          Sep10 - Aug35          Sep10 - Aug35


Balance                   WAM(1)                          359
Coupon                    WALA(1)                           1
Settle

Price                     150 PPC                200 PPC                 225 PPC                250 PPC                300 PPC
                                  Yield                 Yield                    Yield                  Yield                  Yield
           97-24                   5.85                  5.92                     5.97                   6.02                   6.16
           97-28                   5.83                  5.89                     5.94                   5.99                   6.12
           98-00                   5.81                  5.87                     5.91                   5.96                   6.08
           98-04                   5.79                  5.85                     5.89                   5.93                   6.04
           98-08                   5.77                  5.82                     5.86                   5.90                   6.00
           98-12                   5.75                  5.80                     5.83                   5.87                   5.96
           98-16                   5.73                  5.78                     5.81                   5.84                   5.92
           98-20                   5.72                  5.75                     5.78                   5.81                   5.88
           98-24                   5.70                  5.73                     5.75                   5.78                   5.84
           98-28                   5.68                  5.71                     5.73                   5.75                   5.80
           99-00                   5.66                  5.68                     5.70                   5.72                   5.76
           99-04                   5.64                  5.66                     5.67                   5.69                   5.72
           99-08                   5.62                  5.63                     5.65                   5.66                   5.68
           99-12                   5.60                  5.61                     5.62                   5.63                   5.64
           99-16                   5.58                  5.59                     5.59                   5.60                   5.61
           99-20                   5.56                  5.56                     5.57                   5.57                   5.57
           99-24                   5.55                  5.54                     5.54                   5.54                   5.53

             WAL                   8.73                  6.62                     5.65                   4.85                   3.63
        Mod Durn                  6.642                 5.356                    4.689                  4.119                  3.189
   Mod Convexity                  0.576                 0.361                    0.275                  0.212                  0.128
Principal Window          Sep10 - Aug35         Sep10 - Jul35            Dec09 - Sep34          May09 - Sep31          Jun08 - Mar25


            SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
                 Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564


CWALT05-42CB_FIN - Price/Yield - B1

Balance                   $3,360,000.00          Delay                   24                     WAC(1)                 5.963
Coupon                    5.5                    Dated                   8/1/2005               NET(1)                 5.702
Settle                    8/30/2005              First Payment           9/25/2005

Price                     0 PPC                  25 PPC                  50 PPC                 75 PPC                 100 PPC
                                  Yield                  Yield                   Yield                  Yield                  Yield
           96-00                   5.87                   5.93                    5.99                   6.03                   6.07
           96-04                   5.86                   5.92                    5.97                   6.02                   6.05
           96-08                   5.85                   5.91                    5.96                   6.00                   6.03
           96-12                   5.84                   5.90                    5.94                   5.98                   6.01
           96-16                   5.83                   5.88                    5.93                   5.97                   6.00
           96-20                   5.82                   5.87                    5.91                   5.95                   5.98
           96-24                   5.81                   5.86                    5.90                   5.93                   5.96
           96-28                   5.79                   5.84                    5.88                   5.92                   5.94
           97-00                   5.78                   5.83                    5.87                   5.90                   5.93
           97-04                   5.77                   5.82                    5.85                   5.88                   5.91
           97-08                   5.76                   5.80                    5.84                   5.87                   5.89
           97-12                   5.75                   5.79                    5.82                   5.85                   5.87
           97-16                   5.74                   5.78                    5.81                   5.84                   5.86
           97-20                   5.73                   5.77                    5.80                   5.82                   5.84
           97-24                   5.72                   5.75                    5.78                   5.80                   5.82
           97-28                   5.71                   5.74                    5.77                   5.79                   5.80
           98-00                   5.70                   5.73                    5.75                   5.77                   5.79

             WAL                  21.95                  16.24                   13.12                  11.29                  10.12
        Mod Durn                 12.018                  9.922                   8.674                  7.873                  7.322
   Mod Convexity                  2.139                  1.447                   1.075                  0.859                  0.725
Principal Window          Aug15 - Aug35          Sep10 - Aug35           Sep10 - Aug35          Sep10 - Aug35          Sep10 - Aug35


Balance                   WAM(1)                          359
Coupon                    WALA(1)                           1
Settle

Price                     150 PPC                200 PPC                 225 PPC                250 PPC                300 PPC
                                  Yield                 Yield                    Yield                  Yield                  Yield
           96-00                   6.12                  6.26                     6.35                   6.46                   6.73
           96-04                   6.10                  6.23                     6.33                   6.43                   6.69
           96-08                   6.08                  6.21                     6.30                   6.40                   6.64
           96-12                   6.06                  6.18                     6.27                   6.37                   6.60
           96-16                   6.04                  6.16                     6.24                   6.34                   6.56
           96-20                   6.02                  6.13                     6.22                   6.31                   6.52
           96-24                   6.00                  6.11                     6.19                   6.27                   6.48
           96-28                   5.98                  6.09                     6.16                   6.24                   6.44
           97-00                   5.97                  6.06                     6.13                   6.21                   6.40
           97-04                   5.95                  6.04                     6.11                   6.18                   6.36
           97-08                   5.93                  6.01                     6.08                   6.15                   6.32
           97-12                   5.91                  5.99                     6.05                   6.12                   6.28
           97-16                   5.89                  5.97                     6.02                   6.09                   6.24
           97-20                   5.87                  5.94                     6.00                   6.06                   6.20
           97-24                   5.85                  5.92                     5.97                   6.02                   6.16
           97-28                   5.83                  5.89                     5.94                   5.99                   6.12
           98-00                   5.81                  5.87                     5.91                   5.96                   6.08

             WAL                   8.73                  6.62                     5.65                   4.85                   3.63
        Mod Durn                  6.606                 5.332                    4.668                  4.101                  3.174
   Mod Convexity                  0.570                 0.358                    0.273                  0.211                  0.127
Principal Window          Sep10 - Aug35         Sep10 - Jul35            Dec09 - Aug34          May09 - Aug31          Jun08 - Feb25


            SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
                 Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564


CWALT05-42CB_FIN - Price/Yield - B2

Balance                   $2,100,000.00          Delay                   24                     WAC(1)                 5.963
Coupon                    5.5                    Dated                   8/1/2005               NET(1)                 5.702
Settle                    8/30/2005              First Payment           9/25/2005

Price                     0 PPC                  25 PPC                  50 PPC                 75 PPC                 100 PPC
                                  Yield                  Yield                   Yield                  Yield                  Yield
           89-04                   6.50                   6.70                    6.86                   6.99                   7.09
           89-08                   6.49                   6.68                    6.84                   6.97                   7.07
           89-12                   6.48                   6.67                    6.83                   6.95                   7.06
           89-16                   6.46                   6.65                    6.81                   6.93                   7.04
           89-20                   6.45                   6.64                    6.79                   6.92                   7.02
           89-24                   6.44                   6.62                    6.78                   6.90                   7.00
           89-28                   6.43                   6.61                    6.76                   6.88                   6.98
           90-00                   6.42                   6.60                    6.74                   6.86                   6.96
           90-04                   6.40                   6.58                    6.73                   6.84                   6.94
           90-08                   6.39                   6.57                    6.71                   6.83                   6.92
           90-12                   6.38                   6.55                    6.69                   6.81                   6.90
           90-16                   6.37                   6.54                    6.68                   6.79                   6.88
           90-20                   6.36                   6.52                    6.66                   6.77                   6.86
           90-24                   6.34                   6.51                    6.64                   6.75                   6.84
           90-28                   6.33                   6.49                    6.63                   6.74                   6.82
           91-00                   6.32                   6.48                    6.61                   6.72                   6.80
           91-04                   6.31                   6.47                    6.60                   6.70                   6.78

             WAL                  21.95                  16.24                   13.12                  11.29                  10.12
        Mod Durn                 11.593                  9.582                   8.403                  7.651                  7.133
   Mod Convexity                  2.021                  1.363                   1.016                  0.817                  0.692
Principal Window          Aug15 - Aug35          Sep10 - Aug35           Sep10 - Aug35          Sep10 - Aug35          Sep10 - Aug35


Balance                   WAM(1)                           359
Coupon                    WALA(1)                            1
Settle

Price                     150 PPC                200 PPC                 225 PPC                250 PPC                300 PPC
                                  Yield                  Yield                   Yield                  Yield                  Yield
           89-04                   7.26                   7.66                    7.96                   8.29                   9.09
           89-08                   7.24                   7.63                    7.93                   8.25                   9.04
           89-12                   7.21                   7.61                    7.90                   8.22                   9.00
           89-16                   7.19                   7.58                    7.87                   8.18                   8.95
           89-20                   7.17                   7.55                    7.84                   8.15                   8.91
           89-24                   7.15                   7.53                    7.81                   8.12                   8.86
           89-28                   7.13                   7.50                    7.78                   8.08                   8.82
           90-00                   7.11                   7.47                    7.74                   8.05                   8.77
           90-04                   7.09                   7.45                    7.71                   8.01                   8.73
           90-08                   7.06                   7.42                    7.68                   7.98                   8.68
           90-12                   7.04                   7.39                    7.65                   7.94                   8.64
           90-16                   7.02                   7.37                    7.62                   7.91                   8.60
           90-20                   7.00                   7.34                    7.59                   7.88                   8.55
           90-24                   6.98                   7.32                    7.56                   7.84                   8.51
           90-28                   6.96                   7.29                    7.54                   7.81                   8.46
           91-00                   6.94                   7.26                    7.51                   7.77                   8.42
           91-04                   6.92                   7.24                    7.48                   7.74                   8.38

             WAL                   8.73                   6.62                    5.65                   4.85                   3.63
        Mod Durn                  6.458                  5.231                   4.581                  4.025                  3.113
   Mod Convexity                  0.549                  0.346                   0.264                  0.204                  0.123
Principal Window          Sep10 - Aug35          Sep10 - Jul35           Dec09 - Jul34          May09 - Jul31          Jun08 - Jan25


            SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
                 Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564